Exhibit 99.1

3rd Quarter Report                                                       UB


                             September 30, 2005


                           Union Bankshares, Inc.
                           ----------------------
                           Amex: UNB

3rd Quarter Report                                   Union Bankshares, Inc.

CONSOLIDATED BALANCE SHEETS (unaudited)


ASSETS                                        September 30, 2005    September 30, 2004

Cash and Due from Banks                          $ 12,534,531          $ 14,683,486
Federal Funds Sold & Overnight Deposits             8,627,582             2,284,526
Interest Bearing Deposits in Banks                 12,079,441             6,908,793
Securities Available for Sale                      34,944,588            42,024,407
Loans Held for Sale                                 7,292,108             9,564,930
Loans, net                                        289,724,026           275,126,387
Reserve for Loan Losses                            (3,022,711)           (3,093,149)
Premises and Equipment, net                         5,407,810             4,946,233
Other Real Estate Owned                               243,665               200,000
Accrued Interest & Other Assets                     9,130,915             7,913,922
                                                 ------------          ------------
      Total Assets                               $376,961,955          $360,559,535
                                                 ============          ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Non-interest Bearing Deposits                    $ 51,189,551          $ 56,017,183
Interest Bearing Deposits                         266,716,596           252,704,230
Borrowed Funds                                     13,539,125             6,739,902
Accrued Interest & Other Liabilities                4,044,370             3,223,079
Common Stock                                        9,831,222             9,824,322
Paid-in Capital                                       106,988                66,337
Retained Earnings                                  33,029,743            33,145,709
Accumulated Other Comprehensive Income                226,291               560,704
Treasury Stock at Cost                             (1,721,931)           (1,721,931)
                                                 ------------          ------------
Total Liabilities and Shareholders' Equity       $376,961,955          $360,559,535
                                                 ============          ============

Standby Letters of Credit were $885,000 and $1,120,000 at September 30, 2005 and 2004 respectively.


CONSOLIDATED STATEMENTS OF INCOME (unaudited)


                                    9/30/2005     9/30/2004      9/30/2005      9/30/2004
                                        (3 months ended)             (9 months ended)

Interest Income                     $5,782,300    $5,115,909    $16,269,879    $14,884,934
Interest Expense                     1,268,242       806,080      3,149,147      2,466,720
                                    ----------    ----------    -----------    -----------
    Net Interest Income              4,514,058     4,309,829     13,120,732     12,418,214
    Provision for Loan Losses                0        30,000              0         30,000
                                    ----------    ----------    -----------    -----------

      Net Interest Income after
       Provision for Loan Losses     4,514,058     4,279,829     13,120,732     12,388,214

Trust Income                            66,423        56,514        195,546        147,931
Non-interest Income                    824,260       826,038      2,488,488      2,566,405
Non-interest Expenses:
  Salaries & Wages                   1,444,346     1,358,331      4,229,250      4,079,047
  Pension & Employee Benefits          496,715       408,144      1,531,504      1,534,019
  Occupancy expenses, net              189,528       173,320        592,053        554,801
  Equipment expense                    277,197       249,884        789,048        691,146
  Other expenses                       935,316       832,151      2,659,194      2,487,818
                                    ----------    ----------    -----------    -----------
  Total                              3,343,102     3,021,830      9,801,049      9,346,831
                                    ----------    ----------    -----------    -----------
Income before Taxes                  2,061,639     2,140,551      6,003,717      5,755,719
Income Tax Expense                     567,942       641,160      1,682,207      1,677,352
                                    ----------    ----------    -----------    -----------
Net Income                           1,493,697     1,499,391      4,321,510      4,078,367
                                    ==========    ==========    ===========    ===========

Earnings per Share                       $0.33         $0.33          $0.95          $0.90
Book value per Share                                                  $9.11          $9.20


Directors UNION BANKSHARES, INC. & UNION BANK

Richard C. Sargent, Chairman           Franklin G. Hovey II
Cynthia D. Borck                       Richard C. Marron
Steven J. Bourgeois                    Robert P. Rollins
Kenneth D. Gibbons                     John H. Steel

Officers UNION BANKSHARES, INC.

Richard C. Sargent                     Chairman
Cynthia D. Borck                       Vice President
Kenneth D. Gibbons                     President & CEO
Marsha A. Mongeon                      Vice President/Treasurer
Robert P. Rollins                      Secretary
JoAnn A. Tallman                       Assistant Secretary

ST. JOHNSBURY ADVISORY BOARD

Cynthia D. Borck                       Kirk Dwyer
J.R. Alexis Clouatre                   Kenneth D. Gibbons
William T. Costa, Jr.                  Franklin G. Hovey II
Dwight A. Davis

LITTLETON ADVISORY BOARD

Judy Aydelott                          Schuyler Sweet
Andy Smith                             Norrine Williams


Officers UNION BANK

Wanda L. Allaire        Assistant Vice President         Morrisville
Rhonda L. Bennett       Vice President                   Morrisville
John T. Booth, Jr.      Finance Officer                  Morrisville
Cynthia D. Borck        Executive Vice President         Morrisville
Stacey L.B. Chase       Assistant Treasurer              Morrisville
Alice H. Claflin        Trust Officer                    St. Johnsbury
Jeffrey G. Coslett      Vice President                   Morrisville
Michael C. Curtis       Vice President                   St. Albans
Peter J. Eley           Senior Vice President            Morrisville
Fern C. Farmer          Assistant Vice President         Morrisville
Patsy S. French         Assistant Vice President         Jeffersonville
Kenneth D. Gibbons      President & CEO                  Morrisville
Melissa A. Greene       Assistant Treasurer              Hardwick
Claire A. Hindes        Assistant Vice President         Morrisville
Patricia N. Hogan       Vice President                   Morrisville
Tracey D. Holbrook      Vice President                   St. Johnsbury
Lynne P. Jewett         Assistant Treasurer              Morrisville
Peter R. Jones          Vice President                   Morrisville
Stephen H. Kendall      Vice President                   Fairfax
Susan O. Laferriere     Vice President                   St. Johnsbury
Dennis J. Lamothe       Vice President                   St. Johnsbury
Susan F. Lassiter       Assistant Vice President         Jeffersonville
Phillip L. Martin       Vice President                   Stowe
Marsha A. Mongeon       Senior Vice President-Treasurer  Morrisville
Mildred R. Nelson       Assistant Vice President         Littleton
Barbara A. Olden        Assistant Vice President         St. Johnsbury Ctr.
Deborah J. Partlow      Trust Officer                    Morrisville
Bradley S. Prior        Assistant Treasurer              Morrisville
Colleen D. Putvain      Assistant Treasurer              Morrisville
Robert P. Rollins       Secretary                        Morrisville
Ruth P. Schwartz        Vice President                   Morrisville
Robyn A. Sheltra        Assistant Treasurer              Stowe
David S. Silverman      Senior Vice President            Morrisville
Sara J. Small           Assistant Treasurer              Morrisville
Karen C. Sylvester      Assistant Treasurer              Lyndonville
JoAnn A. Tallman        Assistant Secretary              Morrisville
Alycia R. Vosinek       Commercial Loan Officer          Littleton
Francis E. Welch        Assistant Vice President         Morrisville

                      For more Company information, please visit Union Bank
                                    on the Internet at www.unionbankvt.com.

Union Bankshares, Inc.


Dear Shareholder:                                          October 27, 2005

This year seems to be rapidly heading toward a close and we are pleased to report earnings for the first three quarters of 2005. Net Income for the year is up 6% on asset growth of 4.5%. We did anticipate the net interest margin improvement year-to-date, but as short-term interest rates rise, we will continue to face challenges in managing the interest margin.

During the third quarter we spent $21,000 in one time costs in preparation for compliance with section 404 financial reporting of the Sarbanes Oxley Act. In addition, we contributed $10,000 to the American Red Cross Hurricane Katrina Relief Fund and $20,000 to the capital campaign of Northeastern Vermont Regional Hospital. The Board of Directors felt compelled to step up for both of these worthy organizations.

There are three areas of our market of particular interest we want to mention. The major renovation of the Portland Street, St. Johnsbury office has been completed and the staff has moved back in. In addition to a total new look, both inside and out, we have added a consumer lender, better parking, and improved traffic flow. We anticipate good growth at this office.

The St. Albans loan center which opened in late January thus far has exceeded our projections for loan originations. The St. Albans market continues to grow in housing and business starts and is benefiting from the more favorable exchange rates of the Canadian dollar. There are numerous commercial and residential construction projects in progress in much of Franklin County generating strong demand for our services.

Much of what we see in the St. Albans market is being mirrored in the Littleton, NH market. In mid-September we broke ground for a full service branch office in Littleton and anticipate opening in early March. This area is becoming a regional retail "hub" in the North Country with many national chains moving in. Over the past four years we have operated a loan center in Littleton with good results culminating in the decision to open a full service branch.

We are looking forward to continued strong loan demand, not only in our newly developing markets, but also in the markets we have served for over 100 years.

Enclosed is your dividend check or advice of deposit, representing a dividend of $.26 to shareholders of record on October 24, 2005. This is an increase of $.02 per share over the previous dividend paid in July.

If you would like to have your dividends deposited directly into an account with us, or another financial institution, and have not already signed up, please contact JoAnn Tallman at (802) 888-6600 to receive an authorization form.

Sincerely,

/s/ Richard C. Sargent                 /s/ Kenneth D. Gibbons

Richard C. Sargent                     Kenneth D. Gibbons
Chairman                               President & CEO


Union Bankshares, Inc.

Shareholder Assistance
and Investor Information

If you need assistance with a change in registration of certificates, reporting lost certificates, non-receipt or loss of dividend checks, assistance regarding direct deposit of dividends, information about the Company, or to receive copies of financial reports, please contact us at the address and phone number listed below:

Corporate Name:      Union Bankshares, Inc.

Transfer Agent:      Union Bank
                     P.O. Box 667
                     Morrisville, VT  05661-0667

Phone:               802.888.6600

Fax:                 802.888.4921

E-mail:              ubexec@unionbankvt.com

American Stock Exchange
Ticker Symbol:       UNB


Union Bank Offices

Fairfax                    Littleton, NH               St. Albans
Jct. Rtes. 104 & 128*      Loan Center                 Loan Center
802.849.2600               241 Main St.                120 North Main St.
                           603.444.7136                802.524.9000
Hardwick
103 VT Route 15*           Lyndonville                 St. Johnsbury
802.472.8100               183 Depot St.*              364 Railroad St.*
                           802.626.3100                802.748.3131
Hyde Park
250 Main St.               Morrisville                 325 Portland St.*
802.888.6880               20 Lower Main St.*          802.748.3121
                           802.888.6600
                                                       St. Johnsbury Ctr.
Jeffersonville             65 Northgate Plaza*         Green Mtn. Mall*
44 Main St.*               Route 100                   1998 Memorial Dr.
802.644.6600               802.888.6860                802.748.2454

Johnson                    Stowe
198 Lower Main St.*        47 Park St.*
802.635.6600               802.253.6600                * ATMs at
                                                         these branches


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